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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 2, 2001



COMMISSION           REGISTRANT; STATE OF INCORPORATION;        IRS EMPLOYER
FILE NUMBER            ADDRESS; AND TELEPHONE NUMBER          IDENTIFICATION NO


1-9513                      CMS ENERGY CORPORATION               38-2726431
                            (A MICHIGAN CORPORATION)
                        FAIRLANE PLAZA SOUTH, SUITE 1100
                              330 TOWN CENTER DRIVE
                            DEARBORN, MICHIGAN 48126
                                 (313) 436-9261








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ITEM 5.  OTHER EVENTS.

                                  PRESS RELEASE

On November 2, 2001, CMS Energy Corporation issued a Press Release in which it announced a definitive agreement for sale of its interests in Equatorial Guinea to Marathon Oil Company. A copy of the CMS Energy Press Release is filed as an exhibit to this report and is incorporated herein by reference.

The Press Release contains "forward-looking statements" that are subject to risks and uncertainties. They should be read in conjunction with the "Forward-Looking Statement Cautionary Factors" in CMS Energy's Form 10-K, Item 1 (incorporated by reference herein) that discusses important factors that could cause CMS Energy's results to differ materially from those anticipated in such statements.


ITEM 7.  EXHIBITS.

        (c) Exhibits:

        99(a) CMS Energy Corporation Press Release dated November 2, 2001.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                           CMS ENERGY CORPORATION



       Dated: November 2, 2001             By:    /s/ Alan M. Wright
                                              ---------------------------
                                              Alan M. Wright
                                              Executive Vice President,
                                              Chief Financial Officer and
                                              Chief Administrative Officer








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                                INDEX TO EXHIBITS

EXHIBIT NO.                        DESCRIPTION

     (c) Exhibits:

     99(a) CMS Energy Corporation Press Release dated November 2, 2001.